UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison/Claymore Covered Call Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Madison/Claymore Covered Call Fund

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows: [Provide full text of annual report.]

SemiAnnual Report

June 30, 2007
(Unaudited)

Madison/Claymore Covered Call Fund

MCN

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Madison Investment Advisors

CLAYMORE®

www.madisonclaymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call Fund

MCN
LISTED
NYSE
Madison/ Claymore Covered Call Fund
Madison
Investment Advisors
CLAYMORE®
There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
NOT FDIC-INSURED • NOT BANK-GUARANTEED • MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at **www.madisonclaymore.com**, you will find:

- *Daily, weekly and monthly data on share prices, distributions and more*
- *Portfolio overviews and performance analyses*
- *Announcements, press releases and special notices*
- *Fund and adviser contact information*

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Dear Shareholder

We are pleased to submit the semi-annual shareholder report for the Madison/Claymore Covered Call Fund (the “Fund”) for the six months ended June 30, 2007. As you may know, the Fund’s primary investment objective is to seek a high level of current income and current gains with a secondary objective of long-term capital appreciation. The Fund pursues these objectives by investing in a portfolio of what its investment manager believes to be high-quality, large capitalization stocks that are trading at reasonable valuations in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Claymore Advisors, LLC is the investment adviser to the Fund.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For this six-month period ended June 30, 2007, the Fund provided a total return based on market value of 1. 89%. This represents a closing market price of $14.73 per share on June 30, 2007, versus $15.11 per share on December 31, 2006. On an NAV basis, the Fund generated a total return of 4. 17%. This represents an NAV of $14.79 on June 30, 2007, versus $14.84 on December 31, 2006. The Fund’s market price at June 30, 2007, represented a discount to NAV of 0.4%; as of December 31, 2006, the Fund’s market price was at a 1.8% premium to NAV.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 20 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund declared $0.33 per share quarterly dividends in February and May of 2007. At the Fund’s market price of $14.73 per share as of June 30, 2007, the current quarterly distribution rate of $0.33 per share represents an annualized dividend yield of 9.0%. However, there is no guarantee that this level of distribution will be maintained.

SemiAnnual Report | June 30, 2007 | 3

MCN | Madison/Claymore Covered Call Fund | Dear Shareholder continued

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On August 13, 2007, the Fund’s Board of Trustees approved a change to the name of the Fund to Madison/Claymore Covered Call & Equity Strategy Fund. In connection with the decision to change the Fund’s name, the Fund’s Board of Trustees also approved a change to the Fund’s previously effective non-fundamental investment parameter that the Fund employ, under normal market conditions, an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. Under the revised non-fundamental investment parameter adopted by the Fund’s Board of Trustees, the Fund will, under normal market conditions, allocate at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the fund’s portfolio; pending investment in equity securities or as covered call options, assets of the Fund allocated to it’s integrated investment strategy will be held in cash or cash equivalents. The extent of the Fund’s investments in equity securities and of its option writing activities will depend upon market conditions and Madison’s assessment of the attractiveness of the equity markets and of writing call options on the Fund’s equity holdings. On August 13, 2007, the Fund’s Board of Trustees also approved a change to the Fund’s previously effective non-fundamental investment parameter that the Fund invest, under normal market conditions, at least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund’s selection criteria. Under the revised non-fundamental investment parameter adopted by the Fund’s Board of Trustees, the Fund will, under normal market conditions, invest at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The name change and revised investment parameters shall take effect on October 31, 2007.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about Madison’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.madisonclaymore.com.

Sincerely,

Nicholas Dalmaso

Madison/Claymore Covered Call Fund

4 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Questions & Answers

We at Madison Asset Management LLC are pleased to address the progress of the Madison/Claymore Covered Call Fund (the “Fund”) for the six-month period ended June 30, 2007. Launched in July 2004, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy has provided a steady income return from option premiums that helps the Fund achieve its objective to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC (“MAM”), a wholly owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $10 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of June 30, 2007

How do you expect the Fund’s name change and revised investment parameters discussed on page 4 in the Dear Shareholder section of the report to impact the way in which the portfolio is managed?

We anticipate that the Fund’s name change and revised investment parameters will provide greater flexibility in managing the Fund’s portfolio of investments in a manner consistent with the Fund’s primary investment objective to seek a high level of current income and current gains with a secondary objective of long-term capital appreciation. While we welcome this enhanced flexibility, we do not expect any material change to the way in which we have historically managed the Fund’s portfolio.

What happened in the market during the first half of 2007?

The overall market, as measured by the S&P 500, moved steadily upward as the year began, headed into negative territory in March and then proceeded to advance fairly steadily, hitting all-time highs in early June. The widely-followed Dow Jones Industrial Average also hit new highs in June. But the strength of the major indices masked weakness in many sectors.

For the six-month period ended June 30, 2007, most of the market’s gains were concentrated in three volatile and historically cyclical sectors: energy, materials and telecommunications. Over this same period, the financial sector was negative while the consumer sectors were in low single digits.

Size was also a factor as mid-cap indices were once again top performers. Perhaps even more telling was the results of mega-caps, the largest companies in the U.S. The average return of the 10 largest firms in the S&P 500 was 3.6% for the six-month period ended June 30, 2007, well behind the overall S&P 500 return over the same period.

Another useful metric for evaluating the stock market is to look at the market in terms of quality. Standard & Poor’s provides quality ratings of companies based upon quantifiable business statistics, with the steadiest and more predictable earners receiving an “A+” and the lower quality companies receiving “C and D” ratings. Over the six-month period ended June 30, 2007,A+ stocks returned 1.1%, while C&D stocks returned 9.5% and B- stocks were up 14.3%.

SemiAnnual Report | June 30, 2007 | 5

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

These quality- and size-related returns reflect the nature of a market which is rife with mergers, acquisitions and private equity buyouts. In general, it is smaller, lower-quality firms that are the beneficiaries of this activity, while the largest companies are either unaffected or are the acquiring party.

The general economic conditions during the period ended June 30, 2007 were consistent with the market characteristics cited. The Federal Reserve Board held interest rates steady throughout the period at a level that continued to support the liquidity needed to fuel acquisitions and buy-outs. Energy prices remained high, supporting the market-leading performance of the energy sector stocks, while defaults in low-quality mortgages, widely reported as the sub-prime loan crisis, put a cloud over the entire financial sector. The rising cost of energy and the softness in the housing market were considered negatives for consumer stocks in general, while health care stocks were under a cloud of headline news regarding legislative and reform initiatives.

How did the Fund perform given the market conditions during six months ended June 30, 2007?

We are pleased to report that the Fund has generated sufficient income and gains in 2007 to return $0.66 per share to shareholders in dividends. We continued to find ample opportunities to write calls at attractive premiums. All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all quarterly distributions. The Fund’s NAV declined slightly during the six-month period ended June 30, 2007, closing at $14. 79. The Fund’s market value per share on June 30, 2007 was $14.73, representing a 0.4% discount to its NAV at that time.

For the six-month period ended June 30, 2007, the Fund provided total returns of 4.2% and 1.9% on an NAV and market price basis, respectively. Since inception, the Fund has provided a cumulative total return of 31.7% on an NAV basis, which compares to a 31.2% return for the CBOE S&P 500 BuyWrite Index over the same period. We are proud of the results achieved by the Fund over its first 35 months of operation and are optimistic that the Fund will continue to be able to generate an attractive dividend.

Describe the Fund’s portfolio equity and option structure:

As of June 30, 2007, the Fund held 42 common stocks. During the six months ended June 30, 2007, the Fund’s managers wrote call options that generated premiums of approximately $21.8 million. It is the strategy of the Fund to write “out-of-the-money” options, meaning that the strike price is higher than the current price of the underlying stock, so that the Fund has the potential to participate in some stock appreciation. On June 30, 2007, 50 of the 84 active call options were still “out-of-the money.” Finally, the Fund had one active “out-of-the-money” put option on June 30, 2007.

Which sectors are prevalent in the Fund?

From a sector perspective, the Fund’s largest exposure is in the technology and health care, followed by consumer discretionary and financials. We also have small positions in energy and industrials. The Fund continues to remain absent from the consumer staples, telecommunications, materials and utilities sectors.

Will you describe the Fund’s Dividend Policy?

The Fund declared $0.33 per share quarterly dividends in February and May of 2007. Based on the Fund’s market price of $14.73 per share as of June 30, 2007,

6 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

the current quarterly distribution rate of $0.33 per share represents an annualized dividend yield of 9. 0%. We estimate that distributions paid during the first half of 2007 did not include any return of capital, nor do we expect to have a return of capital for the full year. It is management’s intention to continue to pay dividends consisting of only earned net income and capital gains.

Will you please discuss the Fund’s security and option selection process?

The Fund is managed by two teams of investment professionals. We like to think of these teams as a “right hand” and “left hand” meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.

Madison Asset Management seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” objective, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment return and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and Fund in 2007?

As we move into the second half of 2007, our outlook for the economy and stock market remains generally positive, recognizing that we are in the fifth year of the second longest bull market in history. After a weak first quarter, economic growth in the second quarter was strong at about 3% real growth. Although the housing industry continues to be weak, it is offset by low unemployment and a robust global economy. For the rest of 2007, profits from foreign operations of domestic companies, likely supported by a weaker dollar, should continue to grow in the mid-to-high teens. This growth, blended with the slower 4-6% growth of domestic operations and a continuation of stock buyback programs, should fuel a healthy increase in corporate profits, even if at a slower rate than the robust growth of the past few years.

SemiAnnual Report | June 30, 2007 | 7

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

MCN Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Fund Distribution Risk In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Risks Associated with Options on Securities There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

8 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Fund Summary | As of June 30, 2007 (unaudited)

Fund Statistics
Share Price		$14.73
Common Share Net Asset Value		$14.79
Premium/(Discount) to NAV		-0.41%
Net Assets ($000)		$285,024

Total Returns (Inception 7/28/04)	Market	NAV
Six Months	1.89%	4.17%
One Year	19.26%	14.42%
Since Inception -average annual	8.03%	9.86%

Sector Breakdown	% of Long Term Investments
Health Care	24.9%
Technology	20.8%
Consumer Discretionary	16.7%
Financials	13.3%
Consumer Services	8.6%
Energy	5.3%
Software	5.0%
Insurance	2.9%
Industrial	1.5%
Computers	1.0%

Top Ten Holdings	% of Long-Term Investments
Biogen Idec, Inc. (a)	4.2%
UnitedHealth Group, Inc.	4.1%
Best Buy Co., Inc.	4.1%
Cisco Systems, Inc. (a)	3.7%
EBAY, Inc. (a)	3.5%
Apache Corp.	3.5%
Merrill Lynch & Co., Inc.	3.5%
Amgen, Inc. (a)	3.3%
Citigroup, Inc.	3.2%
Intuit, Inc.	3.1%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

SemiAnnual Report | June 30, 2007 | 9

MCN | Madison/Claymore Covered Call Fund

Portfolio of Investments | June 30, 2007 (unaudited)

Number of Shares		Value
	Common Stocks – 84.2%

	Consumer Discretionary – 14.1%
190,000	American Eagle Outfitters, Inc.	$4,875,400
200,000	Bed Bath & Beyond, Inc. (a)	7,198,000
210,000	Best Buy Co., Inc.	9,800,700
140,000	Home Depot, Inc.	5,509,000
210,000	Lowe’s Cos., Inc.	6,444,900
100,000	Target Corp.	6,360,000

		40,188,000

	Computers – 0.8%
84,200	Dell, Inc. (a)	2,403,910

	Consumer Services – 7.3%
263,400	EBAY, Inc. (a)	8,476,212
9,000	Google, Inc. – Class A (a)	4,710,420
250,000	Intuit, Inc. (a)	7,520,000

		20,706,632

	Energy – 4.5%
102,500	Apache Corp.	8,362,975
69,100	Unit Corp. (a)	4,347,081

		12,710,056

	Financials – 11.2%
50,000	Capital One Financial Corp.	3,922,000
150,000	Citigroup, Inc.	7,693,500
170,000	Countrywide Financial Corp.	6,179,500
100,000	Merrill Lynch & Co., Inc.	8,358,000
68,900	Morgan Stanley Co.	5,779,332

		31,932,332

	Health Care – 20.9%
145,000	Amgen, Inc. (a)	8,017,050
190,000	Biogen Idec, Inc. (a)	10,165,000
136,200	Boston Scientific Corp. (a)	2,089,308
100,000	Community Health Systems, Inc. (a)	4,045,000
40,000	Genentech, Inc. (a)	3,026,400
95,000	Genzyme Corp. (a)	6,118,000
267,500	Health Management Associates, Inc.-Class A	3,038,800
40,000	Patterson Cos., Inc. (a)	1,490,800
230,000	Pfizer, Inc.	5,881,100
192,700	UnitedHealth Group, Inc.	9,854,678
139,000	Varian Medical System Inc. (a)	5,908,890

		59,635,026

	Industrial – 1.3%
50,000	United Parcel Services Corp.-Class B	3,650,000

	Insurance – 2.4%
122,000	MGIC Investment Corp.	6,936,920

	Software – 4.2%
316,000	Symantec Corp. (a)	6,383,200
165,000	Transaction Systems Architects, Inc. (a)	5,553,900

		11,937,100

	Technology – 17.5%
170,000	Altera Corp.	3,762,100
270,000	Applied Materials, Inc.	5,364,900
320,000	Cisco Systems, Inc. (a)	8,912,000
496,400	Flextronics International Ltd. (Singapore) (a)	5,361,120
223,400	Intel Corp.	5,307,984
170,000	Linear Technology Corp.	6,150,600
60,000	Maxim Integrated Products	2,004,600
290,000	QLogic Corp. (a)	4,828,500
80,000	QUALCOMM, Inc.	3,471,200
122,000	Zebra Technologies Corp. (a)	4,726,280

		49,889,284

	Total Long Term Investments – 84.2% (Cost $246,540,851)	239,989,260

	Short-Term Investments – 21.9%

	Money Market Funds 0.0%
6,277	AIM Liquid Assets Money Market Fund (Cost $6,277)	6,277

Par Value		Value
	Repurchase Agreement – 20.6%
$58,609,000	Morgan Stanley Co. (issued 6/29/07, yielding 4.100%; collateralized by $46,175,000 of original face of U.S. Treasury Inflation Protected Securities due 01/15/08; to be sold on 07/02/07 at $58,629,025) (Cost $58,609,000)	58,609,000

	U.S. Government and Agencies – 1.3%
3,700,000	U.S. Treasury Note (coupon 3.875%, maturity 07/31/07) (Cost $3,696,586)	3,696,586

	Total Short-Term Investments – 21.9% (Cost $62,311,863)	62,311,863

	Total Investments – 106.1% (Cost $308,852,714)	302,301,123
	Other Assets in excess of liabilities - 0.0%	76,917
	Total Value of Options Written - (6.1%)	(17,354,152)

	Net Assets 100.0%	$285,023,888

(a)	Non-income producing security.

See notes to financial statements.

10 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
900	Altera Corp.	January 2008	$20.00	$315,000
600	Altera Corp.	September 2007	22.50	70,500
200	Altera Corp.	January 2008	22.50	41,000
1,900	American Eagle Outfitters, Inc.	November 2007	30.00	123,500
300	Amgen, Inc.	October 2007	55.00	114,000
800	Amgen, Inc.	October 2007	57.50	206,000
350	Amgen, Inc.	January 2008	65.00	49,000
750	Apache Corp.	January 2008	70.00	1,136,250
200	Apache Corp.	July 2007	70.00	233,000
75	Apache Corp.	January 2008	75.00	86,625
1,400	Applied Materials, Inc.	January 2008	20.00	252,000
300	Applied Materials, Inc.	July 2007	18.00	58,500
1,000	Applied Materials, Inc.	July 2007	19.00	107,500
1,660	Bed Bath & Beyond, Inc.	January 2008	40.00	232,400
210	Bed Bath & Beyond, Inc.	August 2007	42.50	1,050
200	Best Buy Co., Inc.	December 2007	47.50	68,000
500	Best Buy Co., Inc.	December 2007	50.00	115,000
800	Best Buy Co., Inc.	January 2008	55.00	88,000
1,400	Biogen Idec, Inc.	January 2008	50.00	1,008,000
500	Biogen Idec, Inc.	July 2007	50.00	192,500
862	Boston Scientific Corp.	January 2008	20.00	36,635
500	Boston Scientific Corp.	August 2007	20.00	3,750
500	Capital One Financial Corp.	January 2008	85.00	192,500
1,700	Cisco Systems, Inc.	January 2008	27.50	476,000
700	Cisco Systems, Inc.	October 2007	27.50	136,500
800	Cisco Systems, Inc.	January 2008	30.00	128,000
1,000	Community Health Systems, Inc.	January 2008	40.00	360,000
786	Countrywide Financial Corp.	January 2008	37.50	275,100
400	Countrywide Financial Corp.	January 2008	40.00	93,000
200	Countrywide Financial Corp.	October 2007	40.00	32,000
314	Countrywide Financial Corp.	January 2008	45.00	28,260
400	Dell, Inc.	August 2007	25.00	152,000
442	Dell, Inc.	November 2007	27.50	120,445
1,300	EBAY, Inc.	January 2008	32.50	435,500
1,334	EBAY, Inc.	January 2008	35.00	300,150
4,464	Flextronics International Ltd. (Singapore)	January 2008	12.50	236,592
500	Flextronics International Ltd. (Singapore)	July 2007	12.50	1,250
36	Genentech, Inc.	January 2008	80.00	15,120
364	Genentech, Inc.	January 2008	85.00	91,910
950	Genzyme Corp.	January 2008	65.00	551,000
90	Google, Inc.	September 2007	450.00	735,750
2,675	Health Management Associates, Inc.-Class A	August 2007	10.00	394,562
272	Home Depot, Inc.	February 2008	40.00	79,560
1,028	Home Depot, Inc.	February 2008	42.50	185,040
1,150	Intel Corp.	July 2007	20.00	434,125
500	Intel Corp.	January 2008	22.50	140,750
584	Intel Corp.	July 2007	22.50	89,060
840	Intuit, Inc.	January 2008	30.00	243,600
1,660	Intuit, Inc.	January 2008	32.50	278,050
1,700	Linear Technology Corp.	January 2008	35.00	680,000
1,600	Lowe’s Cos., Inc.	January 2008	32.50	288,000
500	Lowe’s Cos., Inc.	October 2007	32.50	55,000
261	Maxim Integrated Products	August 2007	30.00	107,010
339	Maxim Integrated Products	January 2008	35.00	94,073
500	Merrill Lynch & Co., Inc.	October 2007	85.00	250,000
500	Merrill Lynch & Co., Inc.	January 2008	90.00	235,000
500	MGIC Investment Corp.	September 2007	65.00	42,500
720	MGIC Investment Corp.	January 2008	70.00	90,000
389	Morgan Stanley Co.	July 2007	75.00	352,045
300	Morgan Stanley Co.	October 2007	75.00	337,500
400	Patterson Cos., Inc.	July 2007	35.00	98,000
600	Pfizer, Inc.	September 2007	27.50	15,000
1,536	Pfizer, Inc.	December 2007	27.50	96,000
570	Qlogic Corp.	January 2008	17.50	76,950
1,700	Qlogic Corp.	January 2008	20.00	93,500
630	Qlogic Corp.	July 2007	20.00	3,150
400	Qualcomm, Inc.	July 2007	40.00	146,000
400	Qualcomm, Inc.	July 2007	42.50	66,000
860	Symantec Corp.	January 2008	17.50	318,200
300	Symantec Corp.	January 2008	20.00	63,000
2,000	Symantec Corp.	July 2007	20.00	115,000
100	Target Corp.	January 2008	60.00	80,000
900	Target Corp.	January 2008	65.00	450,000
401	Transaction Systems Architects, Inc.	August 2007	30.00	172,430
706	Transaction Systems Architects, Inc.	August 2007	35.00	86,485
230	Transaction Systems Architects, Inc.	November 2007	35.00	56,350
70	Transaction Systems Architects, Inc.	August 2007	40.00	1,400
691	Unit Corp.	September 2007	50.00	943,215
700	UnitedHealth Group, Inc.	September 2007	55.00	75,250
900	UnitedHealth Group, Inc.	January 2008	55.00	272,250
500	United Parcel Services Corp.	January 2008	75.00	175,000
400	Varian Medical System	November 2007	40.00	192,000
810	Varian Medical System	November 2007	45.00	170,100
1,220	Zebra Technology Corp.	August 2007	40.00	131,150

	Total Value of Call Options Written (Premiums received $17,831,275)			17,171,592

	Put Options Written
1,141	American Eagle Outfitters, Inc. (Premiums received $158,432)	November 2007	25.00	182,560

	Total Options Written (Premiums received $17,989,707)			$17,354,152

(a)	Non-income producing security.

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 11

MCN | Madison/Claymore Covered Call Fund

Statement of Assets and Liabilities | June 30, 2007 (unaudited)

Assets
Investments, at value (cost $250,243,714)	$243,692,123
Repurchase agreement (cost $58,609,000)	58,609,000

Total Investments (cost $308,852,714)	302,301,123
Cash	116,283
Investments sold receivable	189,505
Dividends and interest receivable	92,321
Other assets	13,927

Total assets	302,713,159

Liabilities
Options written, at value (premiums received of $17,989,707)	17,354,152
Payables:
Investment advisory fee	117,350
Investment management fee	117,350
Other affiliates	15,863
Accrued expenses and other liabilities	84,556

Total liabilities	17,689,271

Net Assets	$285,023,888

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	275,590,773
Accumulated net realized gain on investments and options transactions	24,550,916
Net unrealized depreciation on investments and options transactions	(5,916,036)
Distributions in excess of net investment income	(9,394,449)

Net Assets	$285,023,888

Net Asset Value (based on 19,268,423 common shares outstanding)	$14.79

See notes to financial statements.

12 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Statement of Operations | For the six months ended June 30, 2007 (unaudited)

Investment Income
Dividends	$3,534,666
Interest	1,454,515

Total income		$4,989,181

Expenses
Investment advisory fee	706,882
Investment management fee	706,882
Professional fees	89,629
Trustees’ fees and expenses	66,956
Fund accounting	35,714
Administrative fee	34,659
Custodian fee	31,596
Printing expenses	25,782
Transfer agent fee	20,035
Insurance	8,632
NYSE listing fee	4,242
Other	5,256

Total expenses		1,736,265

Net investment income		3,252,916

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		15,300,900
Options		6,655,461
Net change in unrealized appreciation (depreciation) on:
Investments		(20,568,700)
Options		7,061,133

Net realized and unrealized gain on investments and options transactions		8,448,794

Net Increase in Net Assets Resulting from Operations		$11,701,710

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 13

MCN | Madison/Claymore Covered Call Fund

Statement of Changes in Net Assets | (unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$3,252,916	$116,196
Net realized gain on investments and options	21,956,361	24,085,337
Net unrealized appreciation (depreciation) on investments and options	(13,507,567)	2,944,176

Net increase in net assets resulting from operations	11,701,710	27,145,709

Distributions to Shareholders
In excess of net investment income	(12,647,365)	(25,045,274)

Capital Share Transactions
Reinvestment of dividends	2,119,017	3,406,095

Total increase (decrease) in net assets	1,173,362	5,506,530

Net Assets:
Beginning of period	283,850,526	278,343,996

End of period (including distributions in excess of net investment income of $9,394,449 and $0, respectively.)	$285,023,888	$283,850,526

See notes to financial statements.

14 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Financial Highlights | (unaudited)

	For the Six Months Ended June 30, 2007		For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the July 28, 2004 through December 31, 2004
Net asset value, beginning of period	$14.84		$14.74	$15.14	$14.33	(a)

Investment operations
Net investment income (loss)(b)	0.17		0.01	(0.02)	(0.02)
Net realized and unrealized gain on investments and options	0.44		1.41	0.94	1.16
Total from investment operations	0.61		1.42	0.92	1.14

Distributions in excess of net investment income	(0.66)		(1.32)	(1.32)	(0.30)

Offering expenses charged to paid-in-capital	—		—	—	(0.03)

Net asset value, end of period	$14.79		$14.84	$14.74	$15.14

Market value, end of period	$14.73		$15.11	$14.80	$14.90

Total investment return (c)
Net asset value	4.17%		10.22%	6.36%	7.80%
Market value	1.89%		11.86%	8.49%	1.35%

Ratios and supplemental data
Net assets end of period (thousands)	$285,024		$283,851	$278,344	$280,290
Ratio of expenses to average net assets	1.23	%(d)	1.28%	1.27%	1.24	%(d)
Ratio of net investment income (loss) to average net assets	2.30	%(d)	0.04%	(0.16)%	(0.36	)%(d)
Portfolio turnover	60%		59%	109%	33%

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.

See notes to financial statements.

SemiAnnual Report | June 30, 2007 | 15

MCN | Madison/Claymore Covered Call Fund

Notes to Financial Statements | June 30, 2007 (unaudited)

Note 1 – Organization:

Madison/Claymore Covered Call Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady production of option premiums. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. Once an option is assigned, expired or exercised, the Fund has 20 business days to write additional options to meet the 80% test. On August 13, 2007 the Fund’s Board of Trustees approved a change to the name of the Fund to Madison/Claymore Covered Call & Equity Strategy Fund. In connection with the decision to change the Fund’s name, the Fund’s Board of Trustees also approved a change to the Fund’s previously effective non-fundamental investment parameter that the Fund employ, under normal market conditions, an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The name change and investment parameter change shall take effect on October 31, 2007. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the “Investment Manager”), provide personnel, including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide

16 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements (unaudited) continued

investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the combined managed assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the two funds:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. Information on the components of investments, excluding written options, and net assets as of June 30, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Derivatives
$309,005,759	$9,538,641	$(16,243,277)	$(6,704,636)	$(635,555)

For the years ended December 31, 2006 and 2005, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2006
Ordinary income	$22,630,077
Long-term capital gain	2,415,197

$25,045,274

Note 5 – Investment Transactions and Options Written:

During the period ended June 30, 2007, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $147,420,274 and $184,693,280, respectively.

Transactions in option contracts during the period ended June 30, 2007 were as follows:

	Number of Contracts	Premiums
Options outstanding, beginning of period	69,868	$17,331,527
Options written during the period	83,625	21,801,027
Options received from stock split	—	—
Options expired during the period	(27,488)	(5,434,891)
Options closed during the period	(7,903)	(2,145,132)
Options assigned during the period	(52,232)	(13,562,824)

Options outstanding, end of period	65,870	$17,989,707

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006
Beginning Shares	19,124,936	18,889,180
Shares issued through dividend reinvestment	143,487	235,756

Ending Shares	19,268,423	19,124,936

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 8 – Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ”more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of June 30, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 9 – Subsequent Event:

On August 1, 2007, the Board of Trustees declared a quarterly dividend of $0.33 per common share. This dividend is payable August 31, 2007 to shareholders of record on August 15, 2007.

SemiAnnual Report | June 30, 2007 | 17

MCN | Madison/Claymore Covered Call Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	37	None.

Philip E. Blake Year of birth: 1944 1 South Pinckney Street Suite 501 Madison, WI 53703 Trustee	Since 2004	Private investor; Managing Partner of Forecastle Inc. (2000-present).	1	Director, Madison Newspapers, Inc., Forecastle, Inc, Nemtes, Inc. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Trustee	Since 2004	Chairman and CEO of First Weber Group.	1	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	40	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	37	None.

Lorence Wheeler Year of birth: 1938 135 Sunset Blvd. Tabernash, CO 80478 Trustee	Since 2004	Formerly, President of Credit Union Benefits Services, Inc. and Pension Specialist for CUNA Mutual Group.	1	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Interested Trustees:

Frank E. Burgess† Year of birth: 1942 550 Science Drive Madison, WI 53711 Trustee and Senior Vice President	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. (1974-present) and Madison Asset Management, LLC	1	Director, Capital Bankshares, Inc., Outrider Foundation, Inc., and Santa Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Nicholas Dalmaso†† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	40	None.

*	Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–	Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

–	Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–	Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Burgess is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.
††	Mr. Dalmaso is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

18 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officers (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jay Sekelsky 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic family of funds and Madison Strategic Sector Premium Fund.

Kay Frank 550 Science Drive Madison, WI 53711 Year of birth: 1960 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.

Stephen Share 550 Science Drive Madison, WI 53711 Year of birth: 1967 Vice President	Since 2006	Vice President, Madison Asset Management, LLC (2004-present); Investment Analyst, University of Wisconsin Foundation (2003-2004); Research Analyst, Ark Asset Management (1999-2002).

Ray DiBernardo 550 Science Drive Madison, WI 53711 Year of birth: 1962 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc. Previously, Vice President and Portfolio Manager, Concord Investment Company.

Matthew J. Patterson Year of birth: 1971 Secretary	Since 2006	Vice President, Attorney of Claymore Securities, Inc. (2006-present) Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005- 2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd. (2005-2006); Securities Counsel, Caterpillar, Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa Nguyen Year of birth: 1978 Assistant Secretary	Since 2005	Vice President of Claymore Securities, Inc.; previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

SemiAnnual Report | June 30, 2007 | 19

MCN | Madison/Claymore Covered Call Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11W, New York, New York 10286, Phone Number: (866) 488-3559.

20 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Investment Advisory and Management Agreement Contract Re-approvals | (unaudited)

On May 18, 2007, the Board of Trustees (the “Board”), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the “Independent Trustees”), of Madison/Claymore Covered Call Fund (the “Fund”) met to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Madison Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”) As part of its review process, the Nominating and Governance Committee of the Board (referred to as the “Committee” and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser’s efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, as well as its capabilities concerning its monitoring of the Sub-Adviser’s portfolio management team. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews, monitoring of compliance with policies and procedures and review of the Sub-Adviser’s compliance with the Fund’s investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in an oversight capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value basis for 2006, the quarter ended March 31, 2007 and since inception and on a market price basis for the two-year period ended March 31, 2007. The Board then compared the Fund’s performance to the performance of a peer group of closed-end funds (“peer group of funds”) provided by the Adviser for the same time periods. The peer group of funds included other closed-end funds that commenced operations after the Fund’s inception and that invest primarily in domestic stocks and write call options on individual common stocks representing a majority of the fund’s assets. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board concluded that the Adviser had monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board compared the Fund’s advisory and sub-advisory fees and expense ratio to the peer group of funds and to the advisory fee that the Adviser charged to other closed-end funds for which it serves as adviser with similar investment objectives and policies as the Fund. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s expense ratio was in line with both the mean of the peer group of funds and the estimated expense ratio disclosed in the Fund’s initial offering prospectus. The Board also considered that the combined advisory and sub-advisory fees were at the median of the peer group of funds and concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the allocated direct and indirect costs the Adviser incurred in providing the services to the Fund and concluded that the Adviser’s profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Adviser’s statement that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are not typically obtained though growth in assets. The Board also considered the Adviser’s statement that it believes expenses relating to providing investment advisory services to the Fund will remain approximately the same over the next year. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at the time that the Advisory Agreements were being reviewed.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue but concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement.

SemiAnnual Report | June 30, 2007 | 21

MCN | Madison/Claymore Covered Call Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board also considered the Sub-Adviser’s implementation of the strategy to write calls on at least 80% of the Fund’s equity securities. The Board considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation through the Fund’s dividend yield of 8.7% for the year ended December 31, 2006 and the Fund’s performance relative to the Standard & Poor’s 500 Index and the CBOE BuyWrite (“BXM”) Index (the ”Relevant Indices”) for the year ended December 31, 2006, the quarter ended March 31, 2007 and since inception, based on net asset value. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board reviewed the performance of the Fund and the peer group of funds for various periods of time. The Board noted that the Fund’s returns on a net asset value basis were lower than the Relevant Indices’ returns for the year ended December 31, 2006. Since inception, however, the Board noted that the Fund had outperformed the BXM Index, which reflects the implementation of a covered call strategy similar to that of the Fund. The Board concluded that the Sub-Adviser’s investment performance met expectations. With respect to the market price performance, the Board noted that for the two-year period ended March 31, 2007, the Fund’s shares had traded at an average premium and, for the most part, had outperformed the peer group of funds.

The Board reviewed the subadvisory fee paid by the Fund to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to other investment company clients for which the Sub-Adviser serves as adviser that have a covered call strategy. The Board considered that the Fund’s subadvisory fee was lower than the Sub-Adviser’s two investment company clients’ advisory fees and that the Sub-Adviser did not serve as sub-adviser for other funds. The Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Management Agreement and estimated allocated expenses of the Sub-Adviser in providing services under the Investment Management Agreement for the year ended December 31, 2006 and concluded that the Sub-Adviser’s profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grew and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Sub-Adviser’s statement that the asset level of the closed-end Fund was relatively stable, that its expenses relating to providing the Fund services were expected to remain the same and that the Sub-Advisor thus did not anticipate any economies of scale with respect to the Fund. Given these factors, the Board concluded that the Fund was unlikely to realize any significant economies of scale with respect to the sub-advisory services to justify a breakpoint at the time that the Investment Management Agreement was being reviewed.

The Independent Trustees considered other benefits available to the Sub-Adviser because of its relationship to the Fund and noted that the accounting services fees received by the Sub-Adviser from serving as accounting services provider to the Fund provided it with additional revenue, but concluded that the sub-advisory fee was reasonable considering any benefits from such accounting services agreement. The Board also considered the Sub-Adviser’s use of soft dollars. The Board noted the Sub-Adviser’s statement that it receives indirect benefits in the form of soft dollar arrangements, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser and also considered that the soft dollar credits generated by the Fund were a small fraction of the Sub-Adviser’s overall soft dollar credits. The Board concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

22 | SemiAnnual Report | June 30, 2007

MCN | Madison/Claymore Covered Call Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E.Toupin, Jr.

Lorence Wheeler

_________

*  Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Financial Officer,

Chief Accounting Officer

and Treasurer

James Howley

Assistant Treasurer

Frank Burgess

Senior Vice President

Jay Sekelsky

Vice President

Kay Frank

Vice President

Stephen Share Vice President Ray DiBernardo Vice President Matthew Patterson Secretary Melissa Nguyen Assistant Secretary Bruce Saxon Chief Compliance Officer

Investment Manager

Madison Asset Management, LLC

Madison, Wisconsin

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of NewYork

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | June 30, 2007 | 23

MCN | Madison/Claymore Covered Call Fund

About the Fund Manager |

Madison Investment Advisors, Inc.

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages over $10 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

Investment Philosophy

Madison believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1.	Business model. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2.	Management. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3.	Proper valuation. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member NASD/SIPC

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison /Claymore Covered Call Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	September 5, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	September 5, 2007